January 30, 2026

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Thomas Bennett

Re:	Thrivent International Large Cap ETF and Thrivent International Small Cap ETF (each, a “Thrivent ETF Fund” or “Fund”)

Ladies and Gentlemen:

In accordance with Section 20.6.1, the Additional Fund provision of the Master Custodian Agreement dated as of December 1, 2017 (as amended, the “Agreement”) between each management investment company identified on Appendix A thereto and State Street Bank and Trust Company (“State Street”), each undersigned Thrivent ETF Fund hereby requests that your bank act as its Custodian under the terms of the Agreement. In connection with such request, each Thrivent ETF Fund hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 20.7.1 of the Agreement. An updated Appendix A to the Agreement reflecting the addition of the Thrivent ETF Funds is attached.

Kindly indicate your acceptance of the foregoing by signing below.

Sincerely,
EACH OF THE MANAGEMENT INVESTMENT COMPANIES AND SERIES SET FORTH ON APPENDIX A HERETO

By:	/s/ Sarah L. Bergstrom
Name: Sarah L. Bergstrom
Title: Treasurer and Principal Accounting Officer

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Geoffrey Johnson
Name: Geoffrey Johnson
Title: Managing Director
Effective Date: June 12, 2026

Information Classification: Limited Access

APPENDIX A

TO

Master Custodian Agreement

Updated as of January 30, 2026, and effective as of:

for addition of Thrivent ETF Funds – June 12, 2026

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Thrivent Mutual Funds

Thrivent Conservative Allocation Fund (f/k/a Thrivent Diversified Income Plus Fund)

Thrivent Aggressive Allocation Fund

Thrivent Dynamic Allocation Fund (f/k/a Thrivent Balanced Income Plus Fund)

Thrivent Multisector Bond Fund (f/k/a Thrivent Opportunity Income Plus Fund)

Thrivent Government Bond Fund

Thrivent High Yield Fund

Thrivent Income Fund

Thrivent Large Cap Growth Fund

Thrivent Global Stock Fund (f/k/a Thrivent Large Cap Stock Fund)

Thrivent Large Cap Value Fund

Thrivent Short-Term Bond Fund (f/k/a Thrivent Limited Maturity Bond Fund)

Thrivent Mid Cap Growth Fund

Thrivent Mid Cap Stock Fund

Thrivent Moderate Allocation Fund

Thrivent Moderately Aggressive Allocation Fund

Thrivent Moderately Conservative Allocation Fund

Thrivent Money Market Fund

Thrivent Municipal Bond Fund

Thrivent International Equity Fund (f/k/a Thrivent International Allocation Fund)

Thrivent Small Cap Stock Fund

Thrivent Small Cap Growth Fund

Thrivent High Income Municipal Bond Fund

Thrivent Series Fund

Thrivent Aggressive Allocation Portfolio

Thrivent Dynamic Allocation Portfolio (f/k/a Thrivent Balanced Income Plus Portfolio)

Thrivent Government Bond Portfolio

Thrivent Conservative Allocation Portfolio (f/k/a Thrivent Diversified Income Plus Portfolio)

Thrivent ESG Index Portfolio

Thrivent High Yield Portfolio

Thrivent Income Portfolio

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Global Stock Portfolio (f/k/a Thrivent Large Cap Stock Portfolio)

Thrivent Large Cap Value Portfolio

Thrivent Short-Term Bond Portfolio (f/k/a Thrivent Limited Maturity Bond Portfolio)

Thrivent Mid Cap Index Portfolio

Thrivent Mid Cap Stock Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Money Market Portfolio

Thrivent Multisector Bond Portfolio (f/k/a Thrivent Opportunity Income Plus Portfolio)

Thrivent All Cap Portfolio (f/k/a Thrivent Partner All Cap Growth Portfolio)

Information Classification: Limited Access

Thrivent Emerging Markets Equity Portfolio

Thrivent Healthcare Portfolio

Thrivent International Equity Portfolio (f/k/a Thrivent International Allocation Portfolio)

Thrivent International Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Value Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Growth Portfolio

Thrivent Core Funds

Thrivent Core Short-Term Reserve Fund

Thrivent Core Emerging Markets Debt Fund

Thrivent Core High Yield Bond Fund

Thrivent Core Investment Grade Corporate Bond Fund

Thrivent Core Emerging Markets Equity Fund

Thrivent Cash Management Trust

Thrivent ETF Trust

Thrivent Small-Mid Cap Equity ETF (f/k/a Thrivent Small-Mid Cap ESG ETF)

Thrivent Core Plus Bond ETF

Thrivent Ultra Short Bond ETF

Thrivent Small Cap Value ETF

Thrivent Mid Cap Value ETF

Thrivent International Large Cap ETF

Thrivent International Small Cap ETF

Information Classification: Limited Access